Fees Summary	Sep. 16, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 108,100,000
Previously Paid Amount	0
Total Fee Amount	16,550.11
Total Offset Amount	0
Net Fee	$ 16,550.11